PRUDENTIAL INVESTMENT PORTFOLIOS 3

Prudential Real Assets Fund (the Fund)

Supplement dated December 18, 2015 to the Fund’s Currently Effective Statutory Prospectus and SAI

This supplement amends and supersedes any contrary information contained within the Fund’s Prospectus and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, as applicable, and retain it for future reference.

Effective January 4, 2016, Erik Schiller, CFA, and Gary Wu will join Robert Tipp, CFA and Craig Dewling as portfolio managers for the sleeve subadvised by Prudential Investment Management, Inc. Douglas Fitzgerald, CFA, will no longer serve as portfolio manager. To reflect these changes the Prospectus and SAI are revised as follows:

In the section of the Prospectus entitled “Fund Summary,” the sub-section entitled “Management of the Fund” the management chart is replaced with the new table appearing below:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Ted Lockwood	Managing Director and Portfolio Manager	December 2010
		Edward F. Keon, Jr.	Managing Director and Portfolio Manager	December 2010
		Edward L. Campbell, CFA	Principal and Portfolio Manager	December 2010
		Joel M. Kallman, CFA	Vice President and Portfolio Manager	December 2010
		Rory Cummings	Portfolio Manager	April 2015
	Prudential Investment Management, Inc.	Robert Tipp, CFA	Managing Director and Chief Investment Strategist	December 2010
		Craig Dewling	Managing Director	December 2010
		Douglas Fitzgerald, CFA*	Principal	December 2010
		Erik Schiller, CFA*	Managing Director	January 2016
		Gary Wu, CFA*	Vice President and Portfolio Manager	January 2016
	CoreCommodity Management, LLC	Adam De Chiara	Co-President and Portfolio Manager	October 2011

*Effective January 4, 2016, Mr. Fitzgerald will be removed as portfolio manager and replaced by Erik Schiller and Gary Wu.

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In the section of the Prospectus entitled “How the Fund is Managed,” the sub-section entitled “Portfolio Managers” is revised by adding the following professional biographies:

Erik Schiller, CFA, is a Managing Director and Head of Developed Market Interest Rates for Prudential Fixed Income's Multi-Sector and Liquidity Team, specializing in government securities, futures, interest rate swaps/derivatives, and agency debentures. Mr. Schiller holds a senior portfolio management role where he develops portfolio strategy, performs quantitative analysis, and designs and implements risk positions within the liquidity relative value strategy portfolios, multi-sector fixed income portfolios, liability-driven portfolios, and government securities focused mutual funds. He has held this role since 2006. Formerly, Mr. Schiller was a Vice President for Prudential Fixed Income's US Liquidity Sector Team, and previously a hedge fund analyst within the Portfolio Analysis Group. Mr. Schiller joined Prudential Financial in 2000 as an operations associate in the mortgage-backed securities group. He received a BA with high honors in Economics from Hobart College and holds the Chartered Financial Analyst (CFA) designation.

Gary Wu, CFA, is a Vice President and a US government portfolio manager for Prudential Fixed Income's Multi-Sector and Liquidity Team. He has been responsible for managing US Treasury products since joining the Team in 2000. Previously, Mr. Wu was a portfolio manager on Prudential Fixed Income’s Money Markets Desk. From 1997 to 1999, Mr. Wu was a risk analyst in Prudential Fixed Income’s quantitative research group. Mr. Wu joined Prudential Financial in 1994 in the Guaranteed Products Unit, where he was responsible for annuity pricing. Mr. Wu received a BS in Business Administration and Mathematics from The State University of New York, at Albany. He holds the Chartered Financial Analyst (CFA) designation.

In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers—Other Accounts and Ownership of Fund Securities,” the table entitled “Portfolio Managers: Information About Other Accounts” is revised by adding the following information pertaining to Mr. Schiller and Mr. Wu:

Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/Total Assets(Millions)	Other Accounts/Total Assets(Millions)	Ownership of Fund Shares
Erik Schiller., CFA	34/$11.30 billion	22/$9.67 billion 2/$2.84 billion	119/$30.97 billion 2/$337.55 million	None
Gary Wu	0/$0	0/$0	0/$0	None

Information in the above table is as of October 31, 2015.

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